EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans purchased by Aspire Sponsor LLC. The review included a total of 775 newly originated residential mortgage loans, in connection with the securitization identified as SPIRE 2026-3 (the “Securitization”). The Review was conducted from June 2025 through June 2026 on mortgage loans originated between May 2025 and April 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan);
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.    The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and HighCost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guideline from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (775 loans in total):

Eight (8) loans had a Secondary Appraisal, four (4) loans had an AVM, and four hundred forty-eight (448) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.  There were three (3) occurrences of this.

One (1) loan had a Field Review or BPO, two (2) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the seven hundred seventy-five (775) mortgage loans reviewed, three hundred twenty-eight (328) unique mortgage loans (42.32% by loan count) had a total of five hundred forty-six (546) discrepancies across twenty (20) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Value	118	21.61%
Qualifying CLTV	80	14.65%
Qualifying LTV	79	14.47%
Property Attachment Type	64	11.72%
Subject Property Type	61	11.17%
Escrow Flag	36	6.59%
Qualifying FICO	34	6.23%
Pricing Doc Type	26	4.76%
Cash out Include Debt Paid at Close	10	1.83%
Number of Units	8	1.47%
Prepayment Penalty Total Term	6	1.10%
Borrower 2 SSN	5	0.92%
Sales Price	5	0.92%
Interest Rate	4	0.73%
Property Zip Code	4	0.73%
Qualifying Total Debt Income Ratio	2	0.37%
Property Type	1	0.18%
Amortization Term	1	0.18%
Borrower 3 SSN	1	0.18%
Borrower 1 SSN	1	0.18%
Grand Total	546	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	535	$271,957,595.00	69.03%
Event Grade B	240	$124,186,089.00	30.97%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	775	$396,143,684.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	600	77.42%
Event Grade B	175	22.58%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	775	100.00%

Compliance Results: (As applicable, 3 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	732	94.82%
Event Grade B	40	5.18%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	772	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	730	94.19%
Event Grade B	45	5.81%

Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	775	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	252
		Missing Business Entity Formation Document	64
		Business Purpose Affidavit/Disclosure Missing	29
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	27
		Missing Lease Agreement	23
		The Final 1003 is Incomplete	20
		Asset Qualification Does Not Meet Guideline Requirements	20
		Application Profile Missing	19
		The Note is Incomplete	15
		Property Title Issue	13
		Missing Letter of Explanation (Credit)	13
		Missing VOM or VOR	13
		Rent Loss Insurance Missing	12
		Income and Employment Do Not Meet Guidelines	12
		The Deed of Trust is Incomplete	11
		Housing History Does Not Meet Guideline Requirements	11
		Third Party Fraud Report not Provided	10
		Fraud Report Shows Uncleared Alerts	10
		Rent Loss Coverage Not Sufficient	9
		The Final 1003 is Missing	9
		Asset 1 Does Not Meet Guideline Requirements	9
		Missing explanation and supporting documentation for large deposit(s)	9
		Title Coverage is Less than Subject Lien	8

Borrower 1 Photo Identification not provided	8
Purchase Contract is Incomplete	8
The Total Hazard Coverage is LESS than the Required Coverage Amount	7
Purpose does not meet eligibility requirement(s)	7
Audited Reserves are less than Guideline Required Reserves (Number of Months)	7
Audited LTV Exceeds Guideline LTV	7
Title Document is Partially Present	7
Approval/Underwriting Summary Not Provided	6
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	6
Missing Property Tax Cert	6
Borrower 1 3rd Party VOE Prior to Close Missing	6
Loan does not conform to program guidelines	6
HO6 Master Insurance Policy is Missing	6
Potential Occupancy/Current Address Issues identified in the file	6
Borrower 1 Credit Report is Missing	6
Missing Personal Guaranty	6
Missing Loan program disclosure	5
Flood Insurance Policy Missing	5
Missing final HUD-1 from sale of non-subject property	5
Hazard Insurance Effective Date is after the Disbursement Date	4
Borrower 2 Photo Identification not provided	4
Purchase Contract is Missing	4
The Deed of Trust is Missing	4
Asset 2 Does Not Meet Guideline Requirements	4
PUD Rider is Missing	4
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	4
Delinquent Credit History Does Not Meet Guideline Requirements	4
Missing an established escrow impound account for taxes and insurance.	4
Verification of Borrower Liabilities Missing or Incomplete	3
Title Document Missing	3
Missing Lender Income Calculation Worksheet	3
Missing rent comparable schedule form 1007	3
Borrower 2 Credit Report is Missing	3
Missing Trust Agreement	3
Audited FICO is less than Guideline FICO	3
Borrower 1 CPA Letter Missing	3
Missing Letter of Explanation (Income)	3
Borrower 1 Credit Report is Incomplete	3
DSCR is less than guideline minimum	3
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	3
The Note is Missing	2
Approval/Underwriting Summary Partially Provided	2

Asset 3 Does Not Meet Guideline Requirements	2
Assets do not meet guideline requirements	2
The Initial 1003 is Missing	2
Income documentation does not meet guidelines	2
Missing letter of explanation	2
Income/Employment General	2
Asset 4 Does Not Meet Guideline Requirements	2
Purchase is not considered to be an Arm's Length Transaction	2
Cash Out Does Not Meet Guideline Requirements	2
Missing Prepayment Rider	2
Condo Rider is Missing	2
Guideline Seasoning not Met	2
Hazard Insurance Policy is Missing	2
Loan has escrow holdback. No proof it was released provided in file	2
Third Party Fraud Report Partially Provided	2
Satisfactory Chain of Title not Provided	2
Personal Guaranty Agreement Incomplete	2
Asset General	2
Tradelines do not meet Guideline Requirements	2
Hazard Insurance Missing or Defective	2
Asset 2 Expired	2
1-4 Family Rider is Missing	2
Title Insurance Missing or Defective	1
Borrower signed as a Type of Party Not Allowed by the Loan Program	1
Borrower Rental Experience Not Within Guidelines	1
Other Rider is Missing	1
Missing Updated Credit Report Supplement	1
Overdraft/NSF Count Exceeds Tolerance	1
Borrower information on 1003 is incomplete	1
Credit history does not meet guidelines	1
The Final 1003 is Not Executed	1
Potential Fraud Reflected on Fraud Report	1
Borrower 1 Executed 4506-T Missing	1
Audited Loan Amount is less than Guideline Minimum Loan Amount	1
Borrower 1 Business Bank Statements Less Than 12 Months Provided	1
Borrower 2 Deed of Trust Signature does not match Note	1
Borrower 2 Award Letter Missing	1
Entity Documentation - Missing or Defective	1
Borrower Non-US Citizen Identification Document Missing	1
Purchase Contract does not Match Final CD	1
Missing Payment History	1
Missing Deed of Trust Riders	1
HO-6 Insurance Policy is Missing	1

	Flood Certificate Partially Provided	1
	HO6 Master Insurance Policy is Partial	1
	Borrower 2 Executed 4506-T Missing	1
	Income 2 Months Income Verified is Missing	1
	Missing Income - Bank Statements	1
	Missing Verification of Rent	1
	Borrower 1 Deed of Trust Signature does not match Note	1
	Closing Protection Letter Missing or Defective	1
	Fraud: Potential Occupancy/Current Address Issues identified in the file	1
	Collections, liens or judgments not paid at closing	1
	Borrower Contributions Do Not Met Guideline Minimum	1
	Other Property Insurance Policy Missing	1
	Subject Property Address on Note does not match Insured Property Address	1
	Loan Agreement Missing	1
	Total Credit Grade (A) Exceptions:	893
B	Missing an established escrow impound account for taxes and insurance.	57
	Application Profile Missing	34
	Audited Interested Party Contribution Exceeds Guideline Program Maximum	19
	Asset Qualification Does Not Meet Guideline Requirements	18
	Audited LTV Exceeds Guideline LTV	14
	Income and Employment Do Not Meet Guidelines	8
	Rent Loss Insurance Missing	8
	Loan does not conform to program guidelines	7
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	6
	Audited Reserves are less than Guideline Required Reserves (Number of Months)	5
	Tradelines do not meet Guideline Requirements	5
	Missing Business Entity Formation Document	4
	Housing History Does Not Meet Guideline Requirements	4
	Missing Personal Guaranty	3
	DSCR is less than guideline minimum	3
	The Final 1003 is Incomplete	2
	Rent Loss Coverage Not Sufficient	2
	Personal Guaranty Agreement Incomplete	2
	Asset 1 Does Not Meet Guideline Requirements	2
	Asset 2 Does Not Meet Guideline Requirements	2
	Borrower Rental Experience Not Within Guidelines	2
	Asset 7 Does Not Meet Guideline Requirements	1
	Borrower 1 Personal Bank Statements Missing	1
	Approval/Underwriting Summary Not Provided	1
	Missing Lease Agreement	1
	Overdraft/NSF Count Exceeds Tolerance	1
	Audited DTI Exceeds Guideline DTI	1
	Purchase is not considered to be an Arm's Length Transaction	1

		Business Purpose Affidavit/Disclosure Missing	1
		Borrower Contributions Do Not Met Guideline Minimum	1
		Borrower 2 Personal Bank Statements Missing	1
		Missing VOM or VOR	1
		Missing Letter of Explanation (Credit)	1
		Missing Letter of Explanation (Income)	1
		Total Credit Grade (B) Exceptions:	220
Compliance	A	No Compliance Findings	89
		Missing Required Affiliated Business Disclosure	32
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	23
		Lender did not provide ATR/QM Status Determination	15
		Charges That Cannot Increase Test	13
		eSigned Documents Consent is Missing	13
		Qualified Mortgage Lending Policy Points and Fees Test	11
		Higher-Priced Mortgage Loan Test	10
		Initial Closing Disclosure Delivery Date Test	10
		Revised Loan Estimate Delivery Date Test (prior to consummation)	9
		Qualified Mortgage APR Threshold Test	6
		Final HUD-1 Document is Missing	5
		Missing Initial Escrow Disclosure	5
		Lender Credits That Cannot Decrease Test	5
		Charges That In Total Cannot Increase More Than 10% Test	5
		Final CD: Loan Disclosures Assumption incomplete or inaccurate	4
		TILA Right of Rescission Test	4
		Homeownership Counseling Disclosure Is Missing	4
		Missing HUD-1 Closing Statement	4
		CA AB 260 Higher-Priced Mortgage Loan Test	3
		TRID: Missing Loan Estimate	3
		Intent to Proceed is Missing	3
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	2
		Higher-Priced Mortgage Loan Appraisal Delivery to the Borrower is Greater than 3 days Prior to Consummation (12 CFR 1026.35(c)(6))	2
		Qualified Mortgage Safe Harbor Threshold	2
		Initial Loan Estimate Delivery Date Test (from application)	1
		Lender QM Status not validated	1
		CA Per Diem Interest Amount Test	1
		Right of Rescission is Missing	1
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
		TRID: Missing Closing Disclosure	1
		Final CD: Estimated Taxes, Insurance, & Assessments monthly estimate is inaccurate	1
		TX Const, Art 16, § 50(a)(6)(M)(i) - Texas 50(a)(6) Notice for Home Equity Disclosure is not Provided	1

		Late Charge Grace Period is less than 10 days	1
		Late Charge Percent is greater than 6%	1
		Total Compliance Grade (A) Exceptions:	292
	B	Charges That Cannot Increase Test	12
		Qualified Mortgage Lending Policy Points and Fees Test	8
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	5
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	4
		Lender Credits That Cannot Decrease Test	4
		Charges That In Total Cannot Increase More Than 10% Test	3
		TILA Right of Rescission Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		Right of Rescission is Missing	1
		TILA Finance Charge Test	1
		TRID: Closing Disclosure Deficiency	1
		Missing Initial Escrow Disclosure	1
		Missing Required Affiliated Business Disclosure	1
		Total Compliance Grade (B) Exceptions:	44
Property	A	No Property Findings	124
		Property Issue(s) are Present	29
		Property/Appraisal General	25
		Third Party Valuation Product Not Provided within 10% Tolerance	12
		FEMA Post Disaster Inspection Report not Provided	6
		Appraisal is Missing	5
		Condo Approval Missing	5
		External Obsolescence Present	3
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
		Subject property appraisal is not on an as-is basis (Primary Value)	2
		Condo project is ineligible	1
		Property has been listed for sale in the past 12 months	1
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		Property address on appraisal does not match executed note	1
		HOA Questionnaire is Missing	1
		Appraisal Review - Missing	1
		Appraisal is Expired	1
		HOA Questionnaire is Incomplete	1
		Total Property Grade (A) Exceptions:	221
	B	Property/Appraisal General	39
		Property Issue(s) are Present	10
		Appraisal is Missing	1
		Ineligible Property	1
		Total Property Grade (B) Exceptions:	51

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.